Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Fourth Quarter 2005

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Fourth Quarter 2005

TABLE OF CONTENTS

Corporate
Company Background	2

Supplemental Financial Information
Operating and Financial Information	3
Consolidated and Combined Statements of Operations	4
Consolidated Balance Sheets	6
Pro-Rata Consolidated and Combined Statements of Operations	7
Pro-Rata Consolidated Balance Sheet	9
Earnings Before Depreciation, Amortization and Deferred Taxes	10
After Tax Cash Flow	11
Debt Summary	12
Portfolio Data	14
Investor Information	17

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the year ended December 31, 2004 and Form 10-Q reports filed in 2005.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages office, retail and multi-family properties on a nationwide basis. We are the successor company to Thomas Properties Group, LLC and its affiliates (TPGI Predecessor). TPGI Predecessor was founded in 1996 by our Chairman, Chief Executive Officer and President, Mr. James A. Thomas.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of December 31, 2005, we own interests in and asset manage fourteen operating properties with 8.2 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional five operating properties with 2.6 million rentable square feet. We also own land suitable for the development of approximately 4.8 million rentable square feet.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. Our investors can use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

Pro-Rata Consolidated and Combined Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated and combined statements of operations for the three and twelve months ended December 31, 2005 and 2004, as well as a pro-rata consolidated balance sheet as of December 31, 2005, because we believe this information is useful to investors as this method reflects the manner in which we operate our business. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

We believe that EBDT and ATCF, along with net income (loss), provide additional information about our operations and are helpful in understanding our operating results. See page 10 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and page 11 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

The following financial information of TPGI is presented for the three and twelve months ended December 31, 2005 (unaudited) and the period from October 13, 2004, when we completed our initial public offering, through December 31, 2004 (unaudited). Financial information of TPGI Predecessor is presented for the periods January 1, 2004 through October 12, 2004 (audited) and from October 1, 2004 through October 12, 2004 (unaudited). TPGI Predecessor is not a legal entity but rather a combination of real estate entities and operations. The financial statements of TPGI Predecessor include combined results of operations for these entities, utilizing the equity method to account for investments in real estate entities over which TPGI Predecessor had significant influence, but not control over major decisions, including the decision to sell or refinance the properties.

	TPGI	TPGI	TPGI Predecessor	TPGI and TPGI Predecessor
	Three months ended December 31, 2005	Period from October 13, 2004 through December 31, 2004	Period from October 1, 2004 through October 12, 2004	Three months ended December 31, 2004
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues:
Rental	$8,389	7,356	1,085	8,441
Tenant reimbursements	4,613	3,882	613	4,495
Parking and other	958	815	99	914
Investment advisory, management, leasing, and development services	1,161	1,427	66	1,493
Investment advisory, management, leasing and development services—unconsolidated/uncombined real estate entities	2,623	969	100	1,069

Total revenues	17,744	14,449	1,963	16,412

Expenses:
Rental property operating and maintenance	3,696	3,263	278	3,541
Real estate taxes	1,460	1,373	459	1,832
Investment advisory, management, leasing, and development services	1,736	856	397	1,253
Rent—unconsolidated/uncombined real estate entities	58	48	—	48
Interest	4,560	5,611	928	6,539
Depreciation and amortization	3,024	2,614	344	2,958
General and administrative	3,265	2,095	327	2,422

Total expenses	17,799	15,860	2,733	18,593

Loss from early extinguishment of debt	(4,497)	—	—	—
Interest income	184	300	—	300
Equity in net loss of unconsolidated/uncombined real estate entities	(7,248)	(988)	(68)	(1,056)
Minority interests – unitholders in the Operating Partnership	6,023	1,128	—	1,128
Minority interests in consolidated/combined real estate entities	410	—	8	8

Loss before benefit for income taxes	(5,183)	(971)	(830)	(1,801)
Benefit for income taxes	2,182	390	—	390

Net loss	$(3,001)	(581)	(830)	(1,411)

Loss per share – basic and diluted	$(0.21)	(0.04)
Weighted average common shares outstanding – basic and diluted	14,310,367	14,290,097

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS – continued

(in thousands, except share and per share data)

	TPGI	TPGI	TPGI Predecessor	TPGI and TPGI Predecessor
	Year ended December 31, 2005	Period from October 13, 2004 through December 31, 2004	Period from January 1, 2004 through October 12, 2004	Year ended December 31, 2004
	(unaudited)			(unaudited)
Revenues:
Rental	$32,618	7,356	20,611	27,967
Tenant reimbursements	18,899	3,882	10,703	14,585
Parking and other	4,224	815	2,172	2,987
Investment advisory, management, leasing, and development services	4,762	1,427	5,089	6,516
Investment advisory, management, leasing and development services—unconsolidated/uncombined real estate entities	8,747	969	4,494	5,463

Total revenues	69,250	14,449	43,069	57,518

Expenses:
Rental property operating and maintenance	14,605	3,263	8,100	11,363
Real estate taxes	5,803	1,373	3,663	5,036
Investment advisory, management, leasing, and development services	6,218	856	4,986	5,842
Rent—unconsolidated/uncombined real estate entities	233	48	217	265
Interest	20,784	5,611	18,695	24,306
Depreciation and amortization	12,408	2,614	6,206	8,820
General and administrative	12,914	2,095	4,487	6,582

Total expenses	72,965	15,860	46,354	62,214

Gain on sale of real estate	—	—	975	975
Gain on purchase of other secured loan	25,776	—	—	—
Loss from early extinguishment of debt	(4,497)	—	—	—
Interest income	1,268	300	17	317
Equity in net loss of unconsolidated/uncombined real estate entities	(16,625)	(988)	(1,099)	(2,087)
Minority interests – unitholders in the Operating Partnership	(1,363)	1,128	—	1,128
Minority interests in consolidated/combined real estate entities	328	—	(1,614)	(1,614)

Earnings (loss) before (provision) benefit for income taxes	1,172	(971)	(5,006)	(5,977)
(Provision) benefit for income taxes	(629)	390	—	390

Net earnings (loss)	$543	(581)	(5,006)	(5,587)

Earnings (loss) per share – basic	$0.04	(0.04)
Earnings (loss) per share – diluted	$0.04	(0.04)
Weighted average common shares outstanding – basic	14,301,932	14,290,097
Weighted average common shares outstanding – diluted	14,308,087	14,290,097

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2005	December 31, 2004
	(unaudited)
ASSETS
Investments in real estate:
Land and improvements	$30,017	$30,017
Land and improvements – development property	55,389	$30,865
Buildings and improvements	253,095	252,009
Tenant improvements	66,921	64,638

	405,422	377,529
Less accumulated depreciation	(104,325)	(95,044)

	301,097	282,485
Investment in real estate – development property held for sale	12,064	—

	313,161	282,485
Investments in unconsolidated real estate entities	40,759	31,624
Cash and cash equivalents	63,915	56,506
Restricted cash	15,511	12,949
Short-term investments	—	14,000
Rents and other receivables, net	2,686	2,731
Receivables—unconsolidated real estate entities	2,452	381
Deferred rents	23,111	28,453
Deferred leasing and loan costs, net	16,173	16,871
Deferred tax asset	39,509	40,138
Other assets	4,313	5,464

Total assets	$521,590	$491,602

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans	$273,575	$206,373
Other secured loans	47,704	89,517
Unsecured loan	3,900	—
Accounts payable and other liabilities	13,545	9,177
Dividends and distributions payable	1,905	—
Due to affiliate	—	1,852
Prepaid rent	3,753	841

Total liabilities	344,382	307,760

Minority interests:
Unitholders in the Operating Partnership	73,903	76,458
Minority interests in consolidated real estate entities	26	1,451

Total minority interests	73,929	77,909

Stockholders’ equity:
Common stock	143	143
Limited voting stock	167	167
Additional paid-in capital	106,713	106,673
Retained deficit and dividends	(3,480)	(581)
Unearned compensation, net	(264)	(469)

Total stockholders’ equity	103,279	105,933

Total liabilities and stockholders’ equity	$521,590	$491,602

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP)

The following are the unaudited pro-rata consolidated and combined statements of operations of TPGI and TPGI Predecessor for the three and twelve months December 31, 2005 and 2004, including a reconciliation from the consolidated and combined statements of operations to the pro-rata consolidated and combined statements of operations (in thousands).

	For the three months ended December 31, 2005			For the three months ended December 31, 2004
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated and Combined	Plus Unconsolidated and Uncombined Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,389	$5,988	$14,377	$8,441	$1,790	10,231
Tenant reimbursements	4,613	729	5,342	4,495	174	4,669
Parking and other	958	1,016	1,974	914	378	1,292
Investment advisory, management, leasing and development services	1,161	—	1,161	1,493	—	1,493
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	2,623	—	2,623	1,069	—	1,069

Total revenues	17,744	7,733	25,477	16,412	2,342	18,754

Expenses:
Rental property operating and maintenance	3,696	4,119	7,815	3,541	1,436	4,977
Real estate taxes	1,460	958	2,418	1,832	233	2,065
Investment advisory, management, leasing and development services	1,736	—	1,736	1,253	—	1,253
Rent—unconsolidated/uncombined real estate entities	58	—	58	48	—	48
Interest	4,560	3,093	7,653	6,539	846	7,385
Depreciation and amortization	3,024	5,296	8,320	2,958	883	3,841
General and administrative	3,265	—	3,265	2,422	—	2,422

Total expenses	17,799	13,466	31,265	18,593	3,398	21,991

Loss on early extinguishment of debt	(4,497)	—	(4,497)	—	—	—
Interest income	184	—	184	300	—	300
Equity in net loss of unconsolidated/uncombined real estate entities	(7,248)	7,248	—	(1,056)	1,056	—
Minority interests – unitholders in the Operating Partnership	6,023	—	6,023	1,128	—	1,128
Minority interests in consolidated/combined real estate entities	410	—	410	8		8

Loss from continuing operations before loss from discontinued operations, cumulative effect of change in accounting principle, and benefit for income taxes	(5,183)	1,515	(3,668)	(1,801)	—	(1,801)
Loss from discontinued operations	—	(881)	(881)	—	—	—
Cumulative effect of change in accounting principle	—	(634)	(634)	—	—	—

Loss before benefit for income taxes	(5,183)	—	(5,183)	(1,801)	—	(1,801)
Benefit for income taxes	2,182	—	2,182	390	—	390

Net loss	$(3,001)	$—	$(3,001)	$(1,411)	$—	$(1,411)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS (Non-GAAP) - continued

	For the twelve months ended December 31, 2005			For the twelve months ended December 31, 2004
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated and Combined	Plus Unconsolidated and Uncombined Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$32,618	$17,352	$49,970	$27,967	$6,351	$34,318
Tenant reimbursements	18,899	1,830	20,729	14,585	2,023	16,608
Parking and other	4,224	2,510	6,734	2,987	987	3,974
Investment advisory, management, leasing and development services	4,762	—	4,762	6,516	—	6,516
Investment advisory, management, leasing, and development services—unconsolidated/uncombined real estate entities	8,747	—	8,747	5,463	—	5,463

Total revenues	69,250	21,692	90,942	57,518	9,361	66,879

Expenses:
Rental property operating and maintenance	14,605	11,576	26,181	11,363	3,806	15,169
Real estate taxes	5,803	2,435	8,238	5,036	933	5,969
Investment advisory, management, leasing and development services	6,218	—	6,218	5,842	—	5,842
Rent—unconsolidated/ uncombined real estate entities	233	—	233	265	—	265
Interest	20,784	8,353	29,137	24,306	3,180	27,486
Depreciation and amortization	12,408	14,438	26,846	8,820	3,529	12,349
General and administrative	12,914	—	12,914	6,582	—	6,582

Total expenses	72,965	36,802	109,767	62,214	11,448	73,662

Gain on sale of real estate	—	—	—	975	—	975
Gain on purchase of other secured loan	25,776	—	25,776	—	—	—
Loss on early extinguishment of debt	(4,497)	—	(4,497)	—	—	—
Interest income	1,268	—	1,268	317	—	317
Equity in net loss of unconsolidated/uncombined real estate entities	(16,625)	16,625	—	(2,087)	2,087	—
Minority interests – unitholders in the Operating Partnership	(1,363)	—	(1,363)	1,128	—	1,128
Minority interests in consolidated/combined real estate entities	328	—	328	(1,614)	—	(1,614)

Earnings (loss) from continuing operations before loss from discontinued operations, cumulative effect of change in accounting principle, and (provision) benefit for income taxes	1,172	1,515	2,687	(5,977)	—	(5,977)
Loss from discontinued operations	—	(881)	(881)	—	—	—
Cumulative effect of change in accounting principle	—	(634)	(634)	—	—	—

Earnings (loss) before (provision) benefit for income taxes	1,172	—	1,172	(5,977)	—	(5,977)
(Provision) benefit for income taxes	(629)	—	(629)	390	—	390

Net earnings (loss)	$543	$—	$543	$(5,587)	$—	$(5,587)

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEET (Non-GAAP)

The following is the unaudited pro-rata consolidated balance sheet of TPGI as of December 31, 2005, including a reconciliation from the consolidated balance sheet to the pro-rata consolidated balance sheet (in thousands).

	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$313,161	$178,384	$491,545
Investments in unconsolidated real estate entities	40,759	(40,759)	—
Cash and cash equivalents and short-term investments	63,915	1,413	65,328
Restricted cash	15,511	7,696	23,207
Rents, deferred rents and other receivables, net	28,249	4,734	32,983
Deferred charges and other assets, net	59,995	28,023	88,018

Total assets	$521,590	$179,491	$701,081

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage, other secured, and unsecured loans	$325,179	$163,926	$489,105
Accounts payable, dividends and distributions payable, and other liabilities	19,203	15,565	34,768

Total liabilities	344,382	179,491	523,873
Minority interests	73,929	—	73,929
Total stockholders’ equity	103,279	—	103,279

Total liabilities and stockholders’ equity	$521,590	$179,491	$701,081

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We define EBDT as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs.

Reconciliation of Net Income (Loss) to Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) (in thousands):

	Three months ended December 31, 2005			Twelve months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net (loss) income	$(3,001)	$—	$(3,001)	$543	$—	$543
Income tax (benefit) provision	(2,182)	—	(2,182)	629	—	629
Minority interests	(6,433)	—	(6,433)	1,035	—	1,035
Depreciation and amortization	3,024	5,296	8,320	12,408	14,438	26,846
Depreciation and amortization from discontinued operations	—	1,063	1,063	—	1,063	1,063
Depreciation and amortization and accretion from cumulative effect of change in accounting principle	—	634	634	—	634	634
Amortization of loan costs	115	171	286	563	798	1,361

EBDT	$(8,477)	$7,164	$(1,313)	$15,178	$16,933	$32,111

TPGI share of EBDT (1)	$(3,921)	$3,313	$(608)	$7,020	$7,832	$14,852

EBDT per share - basic	$(0.27)		$(0.04)	$0.49		$1.04

EBDT per share - diluted	$(0.27)		$(0.04)	$0.49		$1.04

Weighted average common shares outstanding - basic	14,310,367		14,310,367	14,301,932		14,301,932

Weighted average common shares outstanding - diluted	14,310,367		14,310,367	14,308,087		14,308,087

(1)	Based on an interest in our operating partnership of 46.3% for the three and twelve months ended December 31, 2005.

	Three months ended December 31, 2004			Twelve months ended December 31, 2004
	Consolidated and Combined	Plus Unconsolidated and Uncombined Investments at Pro-Rata	Pro Rata	Consolidated and Combined	Plus Unconsolidated and Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(1,411)	$—	$(1,411)	$(5,587)	$—	$(5,587)
Income tax benefit	(390)	—	(390)	(390)	—	(390)
Minority interests	(1,136)	—	(1,136)	486	—	486
Depreciation and amortization	2,958	883	3,841	8,820	3,529	12,349
Amortization of loan costs	148	202	350	441	231	672

EBDT	$169	$1,085	$1,254	$3,770	$3,760	$7,530

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

After Tax Cash Flow (“ATCF”) is not a measure of operating results or cash flows from operations as defined by GAAP and may not be directly comparable to similarly-titled measures reported by other companies.

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents.

Reconciliation of Net Income (Loss) to After Tax Cash Flow (in thousands):

	Three months ended December 31, 2005			Twelve months ended December 31, 2005
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro Rata
Net income	$(3,001)	$—	$(3,001)	$543	$—	$543
Income tax provision	(2,182)	—	(2,182)	629	—	629
Minority interests	(6,433)	—	(6,433)	1,035	—	1,035
Depreciation and amortization	3,024	5,296	8,320	12,408	14,438	26,846
Depreciation and amortization from discontinued operations	—	1,063	1,063	—	1,063	1,063
Depreciation and amortization and accretion from cumulative effect of change in accounting principle	—	634	634	—	634	634
Amortization of loan costs	115	171	286	563	798	1,361
Non-cash compensation expense	116	—	116	505	—	505
Straight line rent adjustment	1,286	(771)	515	5,404	(1,731)	3,673
Fair market value of rents adjustments	(88)	(63)	(151)	(283)	(217)	(500)

ATCF	$(7,163)	$6,330	$(833)	$20,804	$14,985	$35,789

TPGI share of ATCF(1)	$(3,313)	$2,928	$(385)	$9,622	$6,931	$16,553

ATCF per share - basic	$(0.23)		$(0.03)	$0.67		$1.16

ATCF per share - diluted	$(0.23)		$(0.03)	$0.67		$1.16

Weighted average common shares outstanding - basic	14,310,367		14,310,367	14,301,932		14,301,932

Weighted average common shares outstanding - diluted	14,310,367		14,310,367	14,308,087		14,308,087

(1)	Based on an interest in our operating partnership of 46.3% for the three and twelve months ended December 31, 2005.

	Three months ended December 31, 2004			Twelve months ended December 31, 2004
	Consolidated and Combined	Plus Unconsolidated and Uncombined Investments at Pro-Rata	Pro Rata	Consolidated and Combined	Plus Unconsolidated and Uncombined Investments at Pro-Rata	Pro Rata
Net loss	$(1,411)	$—	$(1,411)	$(5,587)	$—	$(5,587)
Income tax benefit	(390)	—	(390)	(390)	—	(390)
Minority interests	(1,136)	—	(1,136)	486	—	486
Depreciation and amortization	2,958	883	3,841	8,820	3,529	12,349
Amortization of loan costs	148	202	350	441	231	672
Non-cash compensation expense	102	—	102	102	—	102
Straight line rent adjustment	1,182	(163)	1,019	5,062	(398)	4,664
Fair market value of rents adjustments	(82)	(141)	(223)	(82)	(236)	(318)

ATCF	$1,371	$781	$2,152	$8,852	$3,126	$11,978

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

A summary of the outstanding consolidated debt as of December 31, 2005 is as follows (in thousands):

	Interest rate	Outstanding debt	Maturity date
Secured debt
One Commerce Square mortgage loan (1)	5.7%	$130,000	1/6/16
Two Commerce Square:
Mortgage loan (2)	6.3	120,075	5/09/13
Senior mezzanine loan (3) (4)	17.2	43,774	1/09/10
Junior A mezzanine loan (3) (5)	15.0	3,930	1/09/10
Campus El Segundo mortgage loan	Prime Rate or LIBOR + 2.25	19,500	10/10/07
Four Points Centre mortgage loan (6)	Prime Rate	4,000	8/28/06

Total secured debt		$321,279

Unsecured debt
Former minority partner (7)	5.0%	$3,900	10/12/09

(1)	In December 2005, we defeased our existing mortgage loan, which had an outstanding principal and accrued interest balance of $72.5 million, a maturity date of April 11, 2028, and a current interest rate of 7.0%. The new mortgage loan is subject to interest only payments for the first five years, and thereafter, principal and interest payments are due based on a thirty-year amortization schedule. The loan is subject to yield maintenance payments for any prepayments prior to October 2015, and beginning January 2009, may be defeased.

(2)	The mortgage loan may be defeased after October 2005, and may be prepaid after February 2013.

(3)	These loans are guaranteed by Mr. Thomas up to an aggregate maximum of $7,500,000. We have agreed to indemnify Mr. Thomas in the event his guarantees are called upon.

(4)	The senior mezzanine loan bears interest at a rate such that the weighted average of the rate on this loan and the rate on the mortgage loan secured by Two Commerce Square equals 9.2% per annum. The effective interest rate on this loan as of December 31, 2005 was 17.2% per annum. The loan may not be prepaid prior to August 9, 2009, and thereafter is subject to yield maintenance payments unless the loan is prepaid within 60 days of maturity. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(5)	Interest at a rate of 10% per annum is payable currently, and additional interest of 5% per annum is deferred until maturity. The loan is subject to the greater of 3% of the principal amount or a yield maintenance premium for any prepayments. The loan is secured by our ownership interest in the real estate entities that own Two Commerce Square.

(6)	The prime rate as of December 31, 2005 was 7.25% per annum.

(7)	In October 2005, we purchased the entire interest of our unaffiliated minority partner in TPG-El Segundo Partners, LLC, for $5,000,000, $3,900,000 of which was financed with an unsecured loan from the minority partner. Principal and interest is payable at maturity.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY - continued

As of December 31, 2005, our company had investments in entities owning unconsolidated properties with stated ownership percentages ranging from 21.3% to 50.0%. We do not have control of these entities, and none of the entities are considered variable interest entities. Therefore, we account for them using the equity method of accounting. The table below summarizes the outstanding debt for the properties as of December 31, 2005 (in thousands):

	Interest Rate		Principal Amount	Maturity Date	TPGI Share of Principal Amount
City National Plaza (1)
Senior mortgage loan (2)	LIBOR + 1.75%		$200,000	7/11/06	$42,684
Senior mezzanine loan (2)	LIBOR + 4.50		63,819	7/11/06	13,620
Junior mezzanine loan	LIBOR + 6.15		25,000	7/11/06	5,335
San Felipe Plaza senior mortgage loan	5.28		101,500	8/11/10	25,375
2500 City West senior mortgage loan	5.28		70,000	8/11/10	17,500
Brookhollow Central I, II and III / Intercontinental Center senior mortgage loan (3)	LIBOR + 2.25		53,000	8/9/07	13,250
2121 Market Street (4)	6.10		19,688	8/1/33	9,844
Four Falls Corporate Center
Note A	5.31		42,200	3/6/10	10,550
Note B (3) (5)	LIBOR + 3.25	(6)	1,600	3/6/10	400
Oak Hill Plaza/Walnut Hill Plaza
Note A	5.31		35,300	3/6/10	8,825
Note B (3) (5)	LIBOR + 3.25	(6)	3,044	3/6/10	761
Valley Square Office Park (7)
Note A (3) (5)	LIBOR + 1.75	(6)	27,500	3/1/07	6,875
Note B (3) (5)	LIBOR + 3.25	(6)	2,767	3/1/07	692
Reflections I	5.23		23,195	4/1/15	5,799
Reflections II	5.22		9,664	4/1/15	2,416

			$678,277		$163,926

(1)	We have purchased interest rate cap agreements for the outstanding City National Plaza loans. We are also required to purchase interest rate cap agreements for each future advance under the $125 million senior mezzanine loan.

(2)	The mortgage and senior mezzanine loans are subject to exit fees equal to .25% and .5%, respectively, of the loan amounts, however, under certain circumstances the exit fees will be waived.

(3)	We have purchased interest rate cap agreements for these loans.

(4)	The 2121 Market Street mortgage loan is prepayable without penalty after May 1, 2013, at which date the outstanding principal amount of this debt will be approximately $17.2 million. The interest rate will increase to the greater of 8.1% or the treasury rate plus 2.0% on August 1, 2013. Any amounts over the initial interest rate may be deferred to the extent excess cash is not available to make such payments. Provided there is no deferred interest, the loan balance will be fully amortized on August 1, 2033, the maturity date of the loan.

(5)	These loans are subject to exit fees equal to 1% of the loan amounts, however, under certain circumstances the exit fees will be waived.

(6)	These loans bear interest at the greater of the one month LIBOR or 2.25%, plus the applicable margin. As of December 31, 2005, one month LIBOR exceeded 2.25%.

(7)	This property is currently classified as held for sale.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA (as of December 31, 2005)

Our Ownership Properties

Core Properties	Location	TPGI Percentage Interest	Year Built/ Renovated	Rentable Square Feet (1)	Percent Leased (2)	Annualized Rent (3)	Annualized Net Rent Per Leased Square Foot (4)
One Commerce Square	Philadelphia, PA	89.0%	1987	942,866	95.7%	$11,346,966	$13.16
Two Commerce Square	Philadelphia, PA	89.0	1992	953,276	99.3	25,986,709	27.61
2121 Market Street (5)	Philadelphia, PA	50.0	2001	20,835	100.0	356,350	17.10
Reflections I	Reston, VA	25.0	2000	123,546	100.0	2,724,189	22.05
Reflections II	Reston, VA	25.0	1984/2001	64,253	100.0	1,637,322	25.48
2500 City West	Houston, TX	25.0	1982	578,284	95.4	5,799,538	10.82

Total/Weighted Average:				2,683,060	97.2%	$47,851,074	$18.78

Value-Add Properties	Location	TPGI Percentage Interest	Year Built	Rentable Square Feet (1)	Percent Leased (2)	Annualized Rent (3)	Annualized Net Rent Per Leased Square Foot (4)
City National Plaza (6)	Los Angeles, CA	21.3%	1972-1973	2,639,373	59.4%	$14,330,885	$10.91
Four Falls Corporate Center	Conshohocken, PA	25.0	1987	253,985	80.9	3,028,350	15.12
Oak Hill Plaza	Wayne/King of Prussia, PA	25.0	1982	164,360	81.0	1,640,315	12.32
Walnut Hill Plaza	Wayne/King of Prussia, PA	25.0	1986	150,573	65.4	1,029,085	10.56
Valley Square Office Park (7)	Blue Bell, PA	25.0	1982/1988	293,936	82.5	2,639,882	11.65
San Felipe Plaza	Houston, TX	25.0	1984	980,472	83.2	7,371,345	9.22
Brookhollow Central I, II and III	Houston, TX	25.0	1972/1979/1981	804,181	74.2	5,265,168	9.06
Intercontinental Center	Houston, TX	25.0	1983	196,895	72.2	1,062,454	7.68

Total/Weighted Average:				5,483,775	69.3%	$36,367,484	$10.42

(1)	For purposes of the tables above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street. Some of the properties have been re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for these properties reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.

(2)	Percent leased represents the sum of the square footage of the existing leases as a percentage of rentable area described in (1) above.

(3)	Annualized rent represents the annualized monthly contractual rent under existing leases as of December 31, 2005 for 100% of the property. For leases with a remaining term of less than one year, annualized rent includes only the amounts through the expiration of the lease. Annualized rent reflects total base rent before any one-time or non-recurring rent abatements, but after annually recurring rent credits and is shown on a net basis. For any tenant under a partial gross lease (which requires the tenant to reimburse the landlord for its pro-rata share of operating expenses in excess of a stated expense stop) or under a full gross lease (which does not require the tenant to reimburse the landlord for any operating expenses) the unreimbursed portion of current year operating expenses (which may be estimates as of such date) are subtracted from gross rent. Total projected recurring rent credits for leases in effect as of December 31, 2005 for the twelve months ending December 31, 2006 are $752,999. There are no operating expense credits.

(4)	Annualized net rent per leased square foot represents annualized rent as computed above, divided by the total square footage under lease as of the same date.

(5)	The information presented for 2121 Market Street represents the information for two retail/office tenants only, and excludes the 168 residential units.

(6)	The annualized rent information presented for City National Plaza does not include certain information for three leases. In November 2003, 310,055 square feet was leased to City National Bank. As of December 31, 2005, the tenant has taken possession of the space, and is paying operating expenses and rent for 229,474 square feet. The tenant will begin paying operating expenses and rent in December 2006 for the remaining 81,581 square feet of space. In July 2004, 163,680 and 63,014 square feet, were leased to Jones Day and Fulbright & Jaworski, respectively. The space for Fulbright & Jaworski was delivered in May 2005 and the tenant will begin paying operating expenses in September 2006 and rent in January 2007. The space for Jones Day was delivered in July 2005 and the tenant will begin paying rent and operating expenses in November 2006.

(7)	This property is currently classified as held for sale.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Development Properties

	Location	TPGI Percentage Interest	Number of Acres		Potential Property Types	Potential Rentable Square Feet Upon Completion/ Development
Four Points Centre	Austin, TX	100%	230.4	(1)	Office/R&D/Hotel	1,430,000	(2)
The Square at Four Points Centre	Austin, TX	100	29.4		Retail	230,000
2101 Market Street	Philadelphia, PA	100	1.7		Residential/ Office/Retail	975,000	(3)
Campus El Segundo	El Segundo, CA	100	46.5		Office/Retail/R&D/Hotel	2,175,000	(4)

Total			308.0			4,810,000

(1)	Includes 182 acres designated as a habitat preserve.

(2)	The property will support the development of 280,000 rentable square feet of office space, 900,000 rentable square feet of office and research and development space, and a 250,000 rentable square feet (approximately 250 rooms) hotel.

(3)	Currently, the three parcels have a combined floor area ratio (“FAR”) of 975,000 square feet. If certain city approvals are obtained, the combined FAR will be 1,500,000 square feet.

(4)	We have entitled Campus El Segundo for a 2,175,000 square foot mixed-use project with commercial, retail and community serving components. A portion of this property is currently classified as held for sale.

Thomas Properties Group, Inc.

Supplemental Financial Information

Our Managed Properties

Managed Properties (1)	Location	Year Built/Renovated	Rentable Square Feet (2)	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	90.1%
Valencia Town Center	Valencia, CA	1996-2001	393,626	99.9
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	100.0
1835 Market Street	Philadelphia, PA	1986-1987	686,503	88.0
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,552,718	95.8%

(1)	800 South Hope Street, Valencia Town Center, Pacific Financial Plaza and the CalEPA Headquarters building are core properties. 1835 Market Street is a core plus property, which we are currently repositioning on behalf of CalSTRS.

(2)	For purposes of the table above, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail). Valencia Town Center was re-measured in accordance with Building Owners and Managers Association (BOMA) 1996 standards, and the rentable area for this property reflects the BOMA 1996 measurement guidelines. For the other properties, the rentable area is calculated consistent with leases in place on the property and local market conventions.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTOR INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing
Diana M. Laing	Computershare Investor Services	Nasdaq: TPGI
Chief Financial Officer	P.O. Box A3504
515 South Flower Street	Chicago, IL 60690-3504
Sixth Floor	Phone: (312) 588-4990
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail:dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
R. Bruce Andrews	Director
Edward D. Fox	Director
Winston H. Hickox	Director
Daniel Neidich	Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Vice President, Accounting and Administration